Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of DPC Holdings PLC (the “Company”) for the quarter ended June 28, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies, as Chief Executive Officer of the Company, for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 11, 2026	/s/ Michael Joseph Quinn
Michael Joseph Quinn
Chief Executive Officer and Executive Director
(Principal Executive Officer)